                   SMITH BARNEY AGGRESSIVE GROWTH FUND INC.

                     SUPPLEMENT DATED NOVEMBER 4, 2003 TO
    STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 30, 2002, AS AMENDED
                              SEPTEMBER 12, 2003

   The information set forth on page 11 of the Statement of Additional Information under the caption "Investment Management and Other Services" with respect to the fund's investment advisory fees is amended as follows:

   Effective November 1, 2003, the fund will pay an investment advisory fee which is calculated daily and payable monthly according to the following schedule:

                                                               Investment
  Average Daily Net Assets                                  Advisory Fee Rate
  ------------------------                                  -----------------
  Up to $5 billion.........................................       0.600%
  In excess of $5 billion and up to and including $7.5
    billion................................................       0.575%
  In excess of $7.5 billion and up to and including $10
    billion................................................       0.550%
  Over $10 billion.........................................       0.500%

   The disclosure on pages 19-20 of the Statement of Additional Information under the caption "Initial Sales Charges Waivers" is replaced with the following:

   Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Smith Barney Financial Consultant's employment with CGM), on the condition that the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; (j) "K" Choice purchases of Class A shares by Section 403(b) or
Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs;
(k) accounts associated with "K" Choice; (l) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (m) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (n) purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice program; and (o) purchases by investors through third-party Section 529 college savings plans. In order to obtain such discounts, the

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purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   The disclosure on pages 21-22 of the Statement of Additional Information under the caption "Waivers of Deferred Sales Charge" is replaced with the following:

   The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59-1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption. Finally, the Deferred Sales Charge on redemptions of Class A shares will be waived for redemptions from third-party
Section 529 college savings plans.

FD02855

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